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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of Earliest Event Reported): March 23, 1998



                         PROVIDENT AMERICAN CORPORATION
             (Exact name of registrant as specified in its charter)


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
             Pennsylvania                             0-13591                             23-2214195
-----------------------------------            ------------------------        ------------------------------------
    (State or other jurisdiction of            (Commission File Number)        (I.R.S. Employer Identification No.)
            incorporation)
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                2500 DeKalb Pike, Norristown, Pennsylvania 19404
              ----------------------------------------------------
                (Address of principal executive offices/Zip Code)


              Former name, former address, and former fiscal year,
                        if changed since last report: N/A


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EXPLANATORY NOTE

         On March 27, 1998 the Company filed a current report on Form 8-K under
Item 5 regarding the Company's subsidiary, Provident Health Services, Inc. entering into an Interactive Marketing Agreement with America Online, Inc. The purpose of this 8-K/A is to file the Interactive Marketing Agreement.

Item 7.       Financial Statements and Exhibits.

              (c)    Exhibits.

                       1. Interactive Marketing Agreement between Provident American Corporation's wholly-owned subsidiary, Provident Health Services, Inc. and American Online, Inc., dated March 20, 1998.




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  PROVIDENT AMERICAN CORPORATION



                                    By:   /s/ Benedict J. Iacovetti
                                          ------------------------------------
                                          Benedict J. Iacovetti
                                          Chief Financial Officer

June 8, 1998